UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2021

HighCape Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39486	85-1388175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

452 Fifth Avenue, 21st Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 793-3510

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CAPAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	CAPA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CAPAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (“SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination as well as provisions that provided for potential changes to the settlement amounts dependent upon the characteristics of the holder of the warrant, which terms are similar to those contained in the warrant agreement, dated as of September 3, 2020, by and between HighCape Capital Acquisition Corp. (the “Company” or “HighCape”) and Continental Stock Transfer & Trust Company, as warrant agent. As a result of the SEC Statement, the Company reevaluated the accounting treatment of (i) the 3,833,333 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the 135,000 warrants that were issued to the Company’s initial stockholders in a private placement concurrently with the the IPO (together with the Public Warrants, the “Warrants”), and determined to classify the Warrants as derivative liabilities on the balance sheet and measured at fair value at inception and at each reporting date, with changes in fair value recognized in the statement of operations in the period of change. The Company previously accounted for the Warrants as components of equity.

On May 5, 2021, after consultation with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm (the “Independent Accountants”), the Company’s management, in consultation with its audit committee (the “Audit Committee”), concluded that it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020, including the audited balance sheet as of December 31, 2020, and for the period from June 10, 2020 (inception) through December 31, 2020, which were included in the Company’s Annual Report on Form 10-K, originally filed with the SEC on March 30, 2021, and our financial statements as of September 9, 2020, and as of and for the period ended September 30, 2020 (collectively, the “Relevant Periods”). Considering such restatement, the Company concluded that such financial statements should no longer be relied upon. The Company will file an amendment to its Annual Report on Form 10-K as of December 31, 2020 and for the period from June 10, 2020 (inception) through December 31, 2020, which will include the restated financial statements from the Relevant Periods. The restatement primarily related to consideration of the factors in determining whether to classify contracts that may be settled in an entity’s own stock as equity of the entity or as an asset or liability.

Going forward, unless we amend the terms of our warrant agreement, we expect to continue to classify our warrants as liabilities, which would require us to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on our results of operations.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination between HighCape and Quantum-Si Incorporated (“Quantum-Si”) (the “Business Combination”), HighCape has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which includes a preliminary proxy statement/prospectus and, as amended, will include a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of shares of HighCape’s common stock in connection with HighCape’s solicitation of proxies for the vote by HighCape’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of HighCape to be issued in the Business Combination. HighCape’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, when available, as well as other documents filed with the SEC in connection with the Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to stockholders of HighCape as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: HighCape Capital Acquisition Corp., 452 Fifth Avenue, 21st Floor, New York, NY 10018, Attention: Kevin Rakin, or to info@HighCapeacquisition.com.

Participants in the Solicitation

HighCape and its directors and executive officers may be deemed participants in the solicitation of proxies from HighCape’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in HighCape is contained in the Registration Statement for the Business Combination, and will be available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to HighCape Capital Acquisition Corp., 452 Fifth Avenue, 21st Floor, New York, NY 10018, Attention: Kevin Rakin, or to info@HighCapeacquisition.com. Additional information regarding the interests of such participants is contained in the Registration Statement.

Quantum-Si and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of HighCape in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s and Quantum Si’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement, the Company’s and Quantum-Si’s expectations with respect to future performance, development of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the timing of the completion of the Business Combination, and the size and potential growth of current or future markets for the combined company’s future products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside HighCape’s and Quantum-Si’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the outcome of any legal proceedings that may be instituted against HighCape and Quantum-Si following the announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of HighCape and Quantum-Si, certain regulatory approvals, or satisfy other conditions to closing in the Business Combination Agreement; the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; the impact of COVID-19 on Quantum-Si’s business and/or the ability of the parties to complete the Business Combination; the inability to obtain or maintain the listing of the combined company’s shares of Class A common stock on The Nasdaq Stock Market following the Business Combination; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; costs related to the Business Combination; changes in applicable laws or regulations; the inability of the combined company to raise financing in the future; the success, cost and timing of Quantum-Si’s and the combined company’s product development activities; the potential attributes and benefits of Quantum-Si’s and the combined company’s products and services; Quantum-Si’s and the combined company’s ability to obtain and maintain regulatory approval for their products, and any related restrictions and limitations of any approved product; Quantum-Si’s and the combined company’s ability to identify, in-license or acquire additional technology; Quantum-Si’s and the combined company’s ability to maintain Quantum-Si’s existing license, manufacture and supply agreements; Quantum-Si’s and the combined company’s ability to compete with other companies currently marketing or engaged in the development of products and services that Quantum-Si is developing; the size and growth potential of the markets for Quantum-Si’s and the combined company’s future products and services, and each of their ability to serve those markets, either alone or in partnership with others; the pricing of Quantum-Si’s and the combined company’s products and services following anticipated commercial launch; Quantum-Si’s and the combined company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; Quantum-Si’s and the combined company’s financial performance; and other risks and uncertainties indicated from time to time in HighCape’s Annual Report on Form 10-K for the year ended December 31, 2020 and the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in HighCape’s other filings with the SEC. HighCape and Quantum-Si caution that the foregoing list of factors is not exclusive. HighCape and Quantum-Si caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. HighCape and Quantum-Si do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHCAPE CAPITAL ACQUISITION CORP.

	By:	/s/ Matt Zuga
	Name:	Matt Zuga
	Title:	Chief Financial Officer and Chief Operating Officer
Date: May 10, 2021